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                                                                   EXHIBIT  23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent tot he incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Form S-8 (File No. 333-23237).

                                    /s/ Arthur Andersen LLP


Atlanta, Georgia
March 21, 1997